UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     March 13, 2006
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                            HERITAGE FINANCIAL GROUP
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             (Exact name of registrant as specified in its charter)

             United States              000-51305             45-0479535
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     (State or other jurisdiction      (Commission           (IRS Employer
           Of incorporation)           File Number)        Identification No.)

310 W. Oglethorpe Blvd., Albany, Georgia                      31701
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 (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code            (229) 883-5701
                                                   -----------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01         Other Events
                  ------------

         On March 14, 2006, Heritage Financial Group issued the attached press release announcing an agreement that will enable it to expand its banking business in Florida.


Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

       (d)        Exhibits

                  Exhibit 99 - Press Release dated March 14, 2006



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



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          HERITAGE FINANCIAL GROUP



Date:  March 14, 2006                By:  /s/ O. Leonard Dorminey
                                          --------------------------------------
                                          O. Leonard Dorminey
                                          President and Chief Executive Officer



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